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                                                                   EXHIBIT 99.8

  ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this "Agreement") dated as of July 22, 1996, to be effective as of July 31, 1996 between VIACOM INTERNATIONAL INC., a Delaware corporation (the "Assignor"), and VIACOM INTERNATIONAL SERVICES INC., a Delaware corporation (the "Assignee").

                             W I T N E S S E T H :

  WHEREAS, the Assignor is the guarantor under a Guarantee dated as of December 15, 1994 (the "Guarantee") in favor of the holders of the 6 5/8% Senior Notes due 1998 of Viacom Inc. (as successor to Blockbuster
Entertainment Corporation) ("Viacom");

  WHEREAS, the Assignor and the Assignee are parties to an Implementation Agreement dated as of July 24, 1995 (the "Implementation Agreement") pursuant to which, subject to the terms and conditions stated therein, the Assignor shall convey substantially all of its assets to the Assignee (the "Conveyance of Assets") and the Assignee shall assume substantially all of the liabilities of the Assignor (the "Assumption of Liabilities");

  WHEREAS, the parties hereto will derive substantial direct and indirect benefits from the transactions contemplated by the Implementation Agreement and the other agreements contemplated thereby;

  WHEREAS, the parties hereto anticipate that shortly after the consummation of the Conveyance of Assets and the Assumption of Liabilities, the Assignor shall change its name to TCI Pacific Communications Inc. and the Assignee shall change its name to Viacom International Inc.;

  WHEREAS, in connection with the Conveyance of Assets and the Assumption of Liabilities, the Assignee is willing to assume, and the Assignor is willing to assign, all of the Assignor's rights and obligations under the Guarantee; and

  WHEREAS, effective upon such assumption by the Assignee, the parties desire to amend the Guarantee as herein provided.

  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Assignor and the Assignee hereby agree as follows:

  1. The Assignor hereby irrevocably assigns, without recourse, and the Assignee hereby assumes, all of the rights and obligations of the Assignor under the Guarantee, and the Assignor agrees to perform and to be bound by all of the terms, covenants and conditions of the Guarantee which were binding upon, and to be kept, observed or performed by, the Assignor.

  2. Upon the assignment hereunder, the Assignor shall be released and discharged from all obligations and duties under or in connection with the Guarantee.

  3. Notwithstanding anything to the contrary in Sections 2 and 3 hereof, the assignment and assumption hereunder of the Guarantee shall become effective concurrently with the Conveyance of Assets and the Assumption of Liabilities in accordance with the Implementation Agreement.

  4. In furtherance of the foregoing, from and after the date of this Agreement, the Guarantee is hereby amended so that all references therein to "Viacom International Inc." or "the Guarantor" are hereby deemed to be references to "Viacom International Services Inc.", until such time as the Assignee changes its name to "Viacom International Inc.", from which time all references to "Viacom International Inc." or the "Guarantor" shall be deemed to be references to the Assignee and any successor thereto.

  5. On and after the date hereof, each reference in the Guarantee to "this Guarantee", "hereunder", "hereof" or words of like import referring to the Guarantee, shall mean and be a reference to the Guarantee as amended hereby.

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  6. Except as specifically provided by this Agreement, the Guarantee is and shall continue to be in full force and effect and is hereby in all respect ratified and confirmed.

  7. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

  8. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          VIACOM INTERNATIONAL INC.

                                            /s/ Vaughn Clarke
                                          By___________________________________
                                            Name:
                                            Title:

                                          VIACOM INTERNATIONAL SERVICES INC.

                                            /s/ Vaughn Clarke
                                          By___________________________________
                                            Name:
                                            Title:

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